UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 14, 2021

(Date of Report/Date of earliest event reported)

COVANTA HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-06732	95-6021257
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

445 South Street Morristown, New Jersey 07960 (Address and zip code of principal executive offices)

(862) 345-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.10 Per Share	CVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On July 14, 2021, Covanta Holding Corporation, a Delaware corporation (the “Company”), issued a press release, sent a letter to clients of the Company and circulated a memorandum to employees of the Company along with an addendum including responses to employee frequently asked questions announcing that on July 14, 2021, it entered into an agreement and plan of merger (the “Merger Agreement”) with affiliates of EQT Infrastructure (“EQT”), pursuant to which the Company will become a wholly owned subsidiary of affiliates of EQT.

A copy of the press release is attached hereto as Exhibit 99.1. A copy of the letter sent to clients of the Company is attached hereto as Exhibit 99.2. A copy of the memorandum circulated to employees of the Company is attached hereto as Exhibit 99.3. A copy of the addendum including responses to employee frequently asked questions is attached hereto as Exhibit 99.4. A copy of the message sent to employees of the Company in the United Kingdom and Ireland is attached hereto as Exhibit 99.5. A copy of the message sent to Covanta Environmental Solutions customers in the United States and Canada is attached hereto as Exhibit 99.6. Each of the forgoing communications is incorporated by reference herein. Additional details regarding the terms of the Merger Agreement will be filed with the Securities and Exchange Commission (the “SEC”) at a later date.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any customers securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, the Company intends to file a proxy statement with the SEC. SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at http://www.sec.gov. Free copies of the proxy statement, once available, and the Company’s other filings with the SEC may also be obtained from the Company. Free copies of documents filed with the SEC by the Company will be made available free of charge on the Company’s investor relations website at https://investors.covanta.com/sec-filings.

PARTICIPANTS IN THE MERGER SOLICITATION

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposed merger. Information about the directors and executive officers of the Company is set forth in the Company’s annual Proxy, which was filed with the SEC on April 2, 2021. Stockholders may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the proposed merger when it becomes available.

FORWARD-LOOKING STATEMENTS

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Forward-looking statements are those that address activities, events or developments that we or our management intend, expect, project, believe or anticipate will or may occur in the future. They are based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments and other relevant factors. They are not guarantees of future performance or actual results. Developments and business decisions may differ from those envisaged by our forward-looking statements. Forward-looking statements, including, without limitation, statements with respect to the consummation of the proposed merger involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation (“Covanta”), its subsidiaries and joint ventures or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, in particular, the proposed merger depends on the satisfaction of the closing conditions to the proposed merger, and there can be no assurance as to whether or when the proposed merger will be consummated. For additional information see the Cautionary Note Regarding Forward-Looking Statements in the Company’s 2020 Annual Report on Form 10-K as well as Risk Factors in the Company’s most recent Quarterly Report on Form 10-Q for the period ended March 31, 2021.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibits

99.1	Press Release, dated as of July 14, 2021

99.2	Company Letter to Clients, dated as of July 14, 2021

99.3	Company Message to Employees, dated as of July 14, 2021

99.4	Company Employee FAQs, dated as of July 14, 2021

99.5	Company Message to UK/Europe Employees, dated as of July 14, 2021

99.6	Company Message to Covanta Environmental Solutions Customers in the United States and Canada

104	Cover Page Interactive Data File - (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Thomas L. Kenyon
Name:	Thomas L. Kenyon
Title:	Executive Vice President, General Counsel and Secretary

Date: July 14, 2021